UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2007

ITC HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Michigan	001-32576	32-0058047
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

39500 Orchard Hill Place, Suite 200
Novi, Michigan	48375
(Address of Principal Executive Offices)	(Zip Code)

(248) 374-7100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On February 6, 2007, International Transmission Holdings Limited Partnership (the “Selling Stockholder”) and ITC Holdings Corp. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (the “Underwriter”) pursuant to which the Selling Stockholder agreed to sell to the Underwriter 6,826,287 shares of the Company’s common stock in a registered public secondary offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (the “Registration Statement”) filed on January 17, 2007 (File No. 333-140026).  The Company is filing the Underwriting Agreement as Exhibit 1.1 to this report.  By the filing of this report, the Company is causing this exhibit to be incorporated by reference herein and into the Registration Statement.

In addition, on February 7, 2007, the Company issued a press release filed herewith as Exhibit 99.1 announcing the pricing of the Offering.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
1.1	Underwriting Agreement, dated February 6, 2007, among ITC Holdings Corp., International Transmission Holdings Limited Partnership and Credit Suisse Securities (USA) LLC.
99.1	Press Release dated February 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITC HOLDINGS CORP.

By:	/s/ Daniel J. Oginsky

Name: Daniel J. Oginsky
Title: Vice President and General Counsel

Dated: February 8, 2007

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement, dated February 6, 2007, among ITC Holdings Corp., International Transmission Holdings Limited Partnership and Credit Suisse Securities (USA) LLC.
99.1	Press Release dated February 7, 2007.